File No. 033-56094
                                                              File No. 033-67852
                                                              File No. 033-91706

                                  PILGRIM FUNDS

                        Supplement dated January 3, 2002
                   to the Statement of Additional Information
                               dated March 1, 2001

On August 7, 2001, the Board of Trustees of the Pilgrim Mutual Funds and the Pilgrim Mayflower Trust and the Board of Directors of the Pilgrim Advisory Funds, Inc. adopted resolutions to remove certain non-fundamental investment restrictions from the Statement of Additional Information for the Pilgrim Funds. The removal of the restrictions is effective as of December 1, 2001.

PILGRIM ASIA-PACIFIC EQUITY FUND

Pages 80-81 of the SAI are revised by deleting the following text:

     (1) [The Fund may not] Invest in securities that are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

     (2) [The Fund may not] Invest in companies for the purpose of exercising control or management;

     (3) [The Fund may not] Purchase or sell physical commodities or commodities contracts (which, for purposes of this restriction, shall not include foreign currency or forward foreign currency contracts), except any Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or securities, and options on such futures contracts;

     (4) [The Fund may not] Invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases (other than marketable securities of companies engaged in the business of oil, gas, or other mineral exploration).

     (5) [The Fund may not] Invest more than 5% of its total assets in warrants, whether or not listed on the New York or American Stock Exchanges, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a Fund in units or attached to securities are not included in this restriction;

     (6) [The Fund may not] Purchase securities of issuers which are restricted from being sold to the public without registration under the Securities Act of 1933 (unless such securities are deemed to be liquid under the Company's Liquidity Procedures) if by reason of such
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          investment the Fund's aggregate investment in such securities will exceed 10% to the Fund's total assets;

     (7) [The Fund may not] Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years;

     (8) [The Fund may not] Invest in puts, calls, straddles, spreads or any combination thereof if, as a result of such investment, more than 5% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities;

     (9) [The Fund may not] Loan portfolio securities unless collateral values are continuously maintained at no less than 100% by "marking to market" daily;

     (10) [The Fund may not] Invest in real estate limited partnerships.

     Other non-fundamental policies include the following: each Fund may not purchase securities on margin; make short sales, except for short sales "against the box" or purchase or retain in its portfolio any security if an officer or Director of the Company or the Investment Manager or any Sub-Adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and in the aggregate such persons own beneficially more than 5% of the outstanding securities of such issuer.

And replacing it with the following text:

     (1) [The Fund may not] Invest in securities that are illiquid if, as a result of such investment, more than 15% of the total assets of the Fund (taken at market value at the time of such investment) would be invested in such securities; or

     (2) [The Fund may not] Purchase or sell physical commodities or commodities contracts (which, for purposes of this restriction, shall not include foreign currency or forward foreign currency contracts), except any Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or securities, and options on such futures contracts.

PILGRIM INTERNATIONAL VALUE FUND

Pages 86-87 of the SAI are revised by deleting the following text:

     (7) [The Fund may not] Make short sales of securities or maintain a short position, except for short sales against the box;

     (8) [The Fund may not] Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

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     (9)  [The Fund may not] Write put or call options, except that the Fund may
          (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

     (10) [The Fund may not] Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

     (11) [The Fund may not] Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company;

     (12) [The Fund may not] Invest more than 15% of its net assets in illiquid securities.

And replacing it with the following text:

     (7) [The Fund may not] Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

     (8) [The Fund may not] Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company; or

     (9) [The Fund may not] Invest more than 15% of its net assets in illiquid securities.

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PILGRIM INTERNATIONAL CORE GROWTH FUND
PILGRIM WORLDWIDE GROWTH FUND
PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
PILGRIM EMERGING COUNTRIES FUND

Page 96 of the SAI is revised by deleting the following text:

     OPERATING RESTRICTIONS -- FOR THE ING PILGRIM MUTUAL FUNDS

     As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, no Fund:

     (1) May invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

     (2) May lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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